                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Golden Retirement Savings Program, with respect to the financial statements of the Plan included in this Annual Report Form 11-K for the year ended December 31, 1996.



                               ERNST & YOUNG LLP

Milwaukee, Wisconsin
June 27, 1997